File Number 2-28097
Amendment to the Prospectus
By Supplement
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE GROUP
OF FUNDS, INC. CLASS A, B AND C
SHARES PROSPECTUS DATED APRIL 1, 2002.


This information reflects a change
to the Prospectus.


On page 11 of the Prospectus, the
following change shall occur:
In the section entitled, "Investment
Strategies," the first sentence
shall read as follows:

The Small Company Value Fund normally
invests at least 80% of its net assets
(plus any borrowings for investment purposes) in small capitalization stocks.


On page 56 of the Prospectus, please note that, effective August 23, 2002,
Wellington Management Company, LLP will
become the single manager of the Managed
Fund.  Sanford C. Bernstein & Co., LLC
will no longer co-manage the Fund.



August 2, 2002